SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported):  January 29, 1999


                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G
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           (Exact name of Registrant as specified in its Articles)

                              III-A: 0-18302          III-A: 73-1352993
                              III-B: 0-18636          III-B: 73-1358666
                              III-C: 0-18634          III-C: 73-1356542
                              III-D: 0-18936          III-D: 73-1357374
                              III-E: 0-19010          III-E: 73-1367188
                              III-F: 0-19102          III-F: 73-1377737
   Oklahoma                   III-G: 0-19563          III-G: 73-1377828
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(State or other               (Commission            (I.R.S. Employer
jurisdiction of                 File No.)              Identification)
incorporation or
organization)



                Two West Second Street, Tulsa, Oklahoma 74103
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             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

ITEM 5:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, Geodyne Energy Income Limited Partnership III-F, and Geodyne Energy Income Limited Partnership III-G (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 29, 1999, and a chart showing, on a per-unit basis, the 1998 Year-End Estimated Valuations for the Partnerships.

ITEM 7:     EXHIBITS

20.1        Form  of  letter  to  be  sent  to  the  limited   partners  of  the
            Partnerships on or about January 29, 1999.

99.1 Chart showing on a per-unit basis the 1998 Year-End Estimates Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G

                              By:   GEODYNE RESOURCES, INC.
                                    General Partner


DATE: January 29, 1999        //s// Dennis R. Neill
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                                 Dennis R. Neill
                                 President